Exhibit 99.1

January 2007

Forward-Looking Statement Certain statements in this presentation constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast," "estimate,“ “target,” "project," "plan to," “is designed to," "expectations," "intend," "indications," "expect," "should," "would," "believe," "trend" and similar expressions and all statements which are not historical facts are intended to identify forward-looking statements. These forward-looking statements involve and are subject to known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance (financial or operating), or achievements to differ from the future results, performance (financial or operating), or achievements expressed or implied by such forward-looking statements. These factors include but are not limited to (i) the improvement in period over period comparable store sales is not necessarily indicative of future results and is subject to shifting consumer preferences, economic conditions, weather, and competition, among other factors and (ii) the results for fiscal years 2003-2005 and the first three quarters of 2006 and fourth quarter 2006 estimated results are not necessarily indicative of future results, which are subject to increasing utility and other costs, and other seasonal effects, economic conditions, and finding qualified franchisees and licensees, and there is no assurance that full year results will be consistent. These and other risks are more fully discussed in the Company's SEC filings. The estimated 2006 results are preliminary and are subject to change; actual results may very.

Senior Management Representatives Chief Financial Officer Richard Dutkiewicz President and Chief Executive Officer Paul Murphy

Overview Leading fast casual restaurant chain, focused on breakfast, lunch, and afternoon dayparts Currently owns and operates, franchises, or licenses 600 stores across the U.S. Three well established brands Nine consecutive quarters of same-store sales growth Estimated company wide revenue of $390.3 million in FY 2006 Estimated restaurant operating profit of $73.6 million in FY 2006

New World Investment Highlights Attractive restaurant trends and daypart dynamics Established national brands with “neighborhood” presence Multiple growth opportunities Improving financial performance Disciplined management team

Favorable Segment Trends

Restaurant Industry Growth

	2004-2005[1]
Quick Casual	15.1%
Full Service	5.3%
Limited Service	6.1%

Quick Casual Growth

- Established $11 billion segment[2]
- Estimated growth of 8% in 2006[2]

Demographic Shifts Driving Growth

- Consumers are dining out more frequently
  - Busier lifestyles – limited time to prepare food
  - Less expensive to eat out vs. dine at home
- Customers seek both convenience and quality
  - Convenience drives 50%[1] of restaurant meal decisions
  - Consumers are willing to pay more for quality, taste and setting

(1) Source: Technomic, 2006.
(2) Source: Geraty Investments 9/06

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New World RESTAURANT GROUP, INC.

Our Place Within Quick Casual Bakery café is the largest concept type, and a rapidly growing niche within quick casual (1) Source: Technomic, 2006. Quick Casual Concept: Distribution and Growth(1) Conversely, breakfast is underserved Traditional fast-food and coffeehouses fail to meet the desires of the quick casual customer Quick Casual Annual Revenue CAGR 18% 18% 20% 4% 24% (4)% 1% 4% 34% 37% 43% 01,0002,0003,000$4,000Bakery CaféMexicanChickenSandwichAsian/NoodleItalianHamburgerPizzaHealthyOther SpecialtyBarbeque20042005($ in Millions)

The Concept Overview

Timeline 2003 – Equity restructuring, current manage-ment takes over 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 New World Coffee Einstein/Noah Bagel 2004 – Sold Willoughby's 2006 – Refinanced debt 1993 1994 1995 1996 1997 1998 1999 2000 1993 – First company-owned New Word Coffee café 1996 – Acquisition of supplier Willoughby's Coffee and Tea 1998 – Acquisition of franchisor Manhattan Bagel Company 1995 – Formation of Progressive Bagel Concepts facilitated by Boston Chicken. First Einstein unit opens. Acquisition of Noah's 2001 – Acquisition of assets of Einstein/Noah Bagel Corp. 2000 – Declared Bankruptcy 2001 – Acquired by New World Coffee 1999 – Acquisition of franchisor Chesapeake Bagel Bakery 1996 – Einstein/Noah Bagel Corp. becomes a public company

Our Core Values Respect We make our decisions respecting the needs of our employees, customers, community, business partners, and shareholders We respect the diversity and different needs of each of our brands Integrity We win without compromising our integrity and ethics We have honest conversations with each other Growth We have bias for action to stimulate growth in our business We are committed to employee growth and career development Heritage We celebrate our passion for our food and our brands We are a positive force in the communities in which we do business and use humanity as one foundation for decisions Team We are more effective together, teamwork is more important than stars We assume each person has a positive intention, we challenge ideas  not people

Our Concepts New World is a leading quick casual restaurant operator of bakery/café restaurants. Restaurants: 435 Company-Owned: 341 Franchised: 0 Licensed: 94 Revenues: 81.3% (2006E) Contribution: 80.8% (2006E) Restaurants: 76 Company-Owned: 73 Franchised: 0 Licensed: 3 Revenues: 18.0% (2006E) Contribution: 15.9% (2006E) Restaurants: 80 Company-Owned: 0 Franchised: 80 Licensed: 0 Revenues: 0.7% (2006E) Contribution: 3.3% (2006E)

Current Locations Licensed (94) Licensed (3) Franchised (80) Company-Owned (341) Company-Owned (73) Einstein Bros Bagels (435 Total) Noah’s Bagels (76 Total) Manhattan Bagel (80 Total)

Leading in the Morning, Rising in the Afternoon Breakfast daypart leader Highest rating by Technomic for “Good Place for Breakfast”(1) $225 million in breakfast daypart sales Enhanced menu offering targeting multiple dayparts Loyal customer base 45% are “heavy” users High-income demographic with median household income of $70,000 (1) Source: Technomic, 2003. Product MixSalads3%Lunch Sandwiches15%Bagels/ Cream Cheese41%All Other7%Catering4%Other Beverages11%Breakfast Sandwiches11%Coffee8%

Where We Go From Here

Key Growth Initiatives Expand sales at existing restaurants Expand company-owned locations Expand license locations Expand franchise presence

Expand sales at existing restaurants New menu to help drive comparable restaurant sales New line of chicken sandwiches Expanded line of bagel dogs Differentiated salad offering Increased use of upselling

Expand sales at existing restaurants Expand non-core daypart offering Frozen drinks Pretzels Pizza bagels Seasonal items Expand catering initiatives New markets and tactics Enhance guest experience through better service Increased throughput initiatives Continually improve hospitality to maintain “neighborhood” feel Add photo of store or food product

Expand company-owned locations In late 2006, opened four new stores and remodeled one store with new prototype design These new stores reflect our standardized flow, service system, and equipment package Hammond Drive — remodel comps up low teens New stores have had strong performance Reached break-even within 2 months Average AUV of over $1 million Targeting 10 to 15 new locations in fiscal 2007 Markets include Portland, Seattle, Atlanta, Chicago, Las Vegas, Phoenix, and various locations in Florida

Expand license locations Currently in 97 license locations Locations have an average AUV of $412K with units as high as $1.7M Added 30 locations in fiscal 2006 which represented 45% unit growth from prior year Core customers — Aramark, Sodexho, AAFES, HMS/Host, CA1 Targeting growth of 40 to 50 new locations in fiscal 2007 Primary focus on turnpikes, airports and college campuses

Expand franchise presence Targeting 15 new franchise units for 2007 5 Einstein Bros 10 Manhattan Bagel Einstein Bros Bagels Retained iFranchise as an advisor in the development of our franchise program In discussion with several groups to develop under-penetrated markets in the U.S. May choose to sell company-owned restaurants in substantially under-developed markets Manhattan Bagel Bakery Anticipate adding 10 new franchised stores in fiscal 2007

Management Team Vari-L Company, Inc., Coleman Natural Products, United Technologies and KPMG 3 Chief Financial Officer Richard Dutkiewicz 3 11 9 Years at New World Graphic Packaging International and private law practice General Counsel and Secretary Jill Sisson Koo Koo Roo Restaurants, Carter Hawley Hale and Bakers Square Chief Operating Officer Daniel Dominguez R&A Foods S&A Restaurants President, Chief Executive Officer and Director Paul Murphy Prior Experience Title Name

Financial Overview

Same-store sales growth Nine consecutive quarters of positive same-store sales growth 4.6%6.3%5.9%3.9%6.2%3.6%3.2%4.2%0%1%2%3%4%5%6%7%1Q 052Q 053Q 054Q 051Q 062Q 063Q 064Q 06EQuarterly Comparable Store Sales Growth

Improving Unit Economics…

- AUV improvement over the past 3 years


Annual AUV
(US$ in Thousands)
$900.0
850.0
800.0
750.0
$784
$767
$827
$866
2003
2004
2005
2006E

- 43% of stores perform better than the company average


2006E System AUV Distribution
120
100
80
60
40
20
0
97
58
74
73
70
37
Over $1000
$1000–$900
$900–$800
$800–$700
$700–$600
Less Than $600

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New World RESTAURANT GROUP, INC.

Drives Unit Contribution 2004 Company-Owned AUV Distribution 2006E Company-Owned AUV Distribution $2.6$7.8$11.1$11.5$7.9$18.7$49.6$63.8$66.9$57.7$33.3$70.00.010.020.030.040.050.060.070.080.090.0$100.0Stores >$1M$1M -$.9M$.9M -$.8M$.8M -$.7M$.7M -$.6M< $.6MContributionNet Revenue(US$ in millions)60 stores35 stores68 stores89 stores98 stores95 stores

Improving Profitability Closed underperforming units and expanded profitability of existing units $54.0$59.1$66.4$73.6010203040506070$802003200420052006E($ in Millions)Restaurant Operating Profit

Capital Expenditures



Capital Expenditures ($ in Millions)
$0.6
$4.4
$2.2
$1.7
$6.6
$1.2
$1.4
$7.7
$1.2
$3.0
$12.2
$2.1
2003
2004
2005
2006E
New Stores
Remodels & Replacements
Support Center & Other

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New World RESTAURANT GROUP, INC.

New World Investment Highlights Attractive restaurant trends and daypart dynamics Established national brands with “neighborhood” presence Multiple growth opportunities Improving financial performance Disciplined management team

January 2007